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                                                                   EXHIBIT 10(Z)

                           INDEMNIFICATION AGREEMENT

    This Indemnification Agreement ("Agreement") is made as of          , 1996,
by and between APPLIED MAGNETICS CORPORATION, a Delaware corporation (the
"Company"), and             ("Indemnitee"), with reference to the following
facts:

    A. Indemnitee is currently serving as a key executive of the Company.

    B. The Company and Indemnitee recognize the substantial increase in corporate litigation in general, subjecting key executives to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

    C. Indemnitee does not regard the current protection available to be adequate under the present circumstances to protect him or her against the risks associated with his or her service to the Company and the Company recognizes that Indemnitee and other key executives of the Company may not be willing to continue to serve as key executives without additional protection.

    D. The Company desires to attract and retain the services of highly qualified individuals, including Indemnitee, to serve as key executives of the Company and thus desires to indemnify its key executives to provide them with the maximum protection permitted by law.

    THEREFORE, IN CONSIDERATION OF the foregoing premises, the Company and Indemnitee hereby agree as follows:

    1.  INDEMNIFICATION.

    1.1 THIRD PARTY PROCEEDINGS. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a key executive of the Company, or any subsidiary of the Company, and such proceeding relates to any action or inaction on the part of Indemnitee while a key executive or by reason of the fact that Indemnitee is or was serving at the request of the Company as a key executive, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including, subject to Section 13 hereof, attorneys' fees and any expenses of establishing a right to indemnification pursuant to this Agreement or under Delaware law), judgments, fines, settlements (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) and other amounts actually and reasonably incurred by Indemnitee in connection with such proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, if Indemnitee had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or with respect to any criminal proceedings, would not create a presumption that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

    1.2 PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a key executive of the Company, or any subsidiary of the Company, and such action relates to any action or inaction on the part of Indemnitee while a key executive, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including, subject to Section 13 hereof, attorneys' fees and any expenses of

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establishing a right to indemnification pursuant to this Agreement or under
Delaware law) and amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of the proceeding if Indemnitee acted in good faith and in a manner Indemnitee believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made with respect to any claim, issue or matter to which Indemnitee shall have been adjudged to have been liable to the Company in the performance of Indemnitee's duty to the Company, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine is proper.

    1.3 SUCCESSFUL DEFENSE ON MERITS. To the extent that Indemnitee has been successful on the merits in defense of any proceeding referred to in Section 1.1 or 1.2 above, or in defense of any claim, issue or matter therein, the Company shall indemnify Indemnitee against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

    1.4 CERTAIN TERMS DEFINED. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans, references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan and references to "proceeding" shall include any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. For purposes of this Agreement, references to the "Company" shall include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that an Indemnitee who is or was a director, officer, employee or other agent of such a constituent corporation, or who, being or having been such a director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as an Indemnitee would if he or she had served the resulting or surviving corporation in the same capacity.

    2. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as a key executive of the Company for so long as he or she is duly elected or appointed or until such time as he or she voluntarily resigns. Indemnitee agrees to tender written notice to the Company at least 30 days prior to voluntarily resigning. The terms of any existing employment agreement between Indemnitee and the Company shall continue in effect but shall be modified or supplemented by the terms of this Agreement. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

    3.  EXPENSES; INDEMNIFICATION PROCEDURE.

    3.1 ADVANCEMENT OF EXPENSES. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement (excluding amounts actually paid in settlement of any action, suit or proceeding) or appeal of any civil or criminal action, suit or proceeding referenced in Section 1.1 or 1.2 hereof. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall be determined ultimately that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Company.

    3.2 NOTICE OF CLAIM. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Secretary of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

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    3.3  ENFORCEMENT RIGHTS.  Any indemnification provided for in Section 1 shall be made no later than sixty (60) days after receipt of the written request of Indemnitee. If a claim or request under this Agreement, under any statute, or under any provision of the Company's Bylaws providing for indemnification, is not paid by the Company, or on its behalf, within sixty (60) days after written request for payment thereof has been received by the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request, and subject to Section 13, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 3.1 unless and until such defense may be finally adjudicated by court order or judgment for which no further right of appeal exists. The parties hereto intend that, if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be a decision for the court and no presumption regarding whether the applicable standard has been met will arise based on any determination or lack of determination of such by the Company (including its Board of Directors or any committee thereof, independent legal counsel or its stockholders).

    3.4 ASSUMPTION OF DEFENSE. In the event the Company shall be obligated to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, unless (i) the employment of counsel by Indemnitee is authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest of such counsel retained by the Company between the Company and Indemnitee in the conduct of such defense, or (iii) the Company ceases or terminates the employment of such counsel with respect to the defense of such proceeding, in any of which events then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. At all times Indemnitee shall have the right to employ other counsel in any such proceeding at Indemnitee's expense.

    3.5 NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to Section 3.2 hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

    3.6 SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall do all things that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    4. EXCEPTIONS. Notwithstanding any other provision herein to the contrary, the Company shall not be obligated pursuant to the terms of this Agreement:

    4.1 CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or as otherwise required under the Delaware General Corporation Law,

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but such indemnification or advancement of expenses may be provided by the
Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

    4.2 LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that such proceeding was not made in good faith or was frivolous; or

    4.3 INSURED CLAIMS. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) that have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company; or

    4.4 CLAIMS UNDER SECTION 16(B). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

    5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

    6.  ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

    6.1 SCOPE. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary and notwithstanding that such indemnification is not specifically authorized by this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a key executive, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

    6.2 NON-EXCLUSIVITY. Nothing herein shall be deemed to diminish or otherwise restrict any rights to which Indemnitee may be entitled under the Company's Bylaws, any agreement, any vote of stockholders or disinterested directors, or under the laws of the State of Delaware.

    7. MUTUAL ACKNOWLEDGEMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its key executives under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

    8. OFFICER AND DIRECTOR LIABILITY INSURANCE. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors and possibly certain other key executives of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

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    9.  SEVERABILITY.  Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

    10. EFFECTIVE DATES. This Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was a key executive of the Company, or any predecessor corporation or constituent corporation in a merger involving the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

    11. COVERAGE. The provisions of this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

    12. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement or as subsequently modified by written notice.

    13. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that the action was not instituted in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that Indemnitee's defenses to such action were not made in good faith or were frivolous.

    14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

    15. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts in the State of Delaware.

    16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

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    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

APPLIED MAGNETICS CORPORATION           Address:
                                        75 Robin Hill Road
                                        Goleta, California 93117
By:
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Title:
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INDEMNITEE                              Address:

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                 (Signature)
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           (Printed or typed
name)

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